EXHIBIT 99.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2002 (the "Report"), by SPAR GROUP, INC. (the "Registrant"), the undersigned hereby certifies that, to the best of his knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                        /s/ Charles Cimitile
                                        ----------------------------------------
                                              Charles Cimitile, Secretary
                                              and Chief Financial Officer